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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) SEPTEMBER 8, 2004
                              (SEPTEMBER 8, 2004)



                          ENCYSIVE PHARMACEUTICALS INC.
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             (Exact name of registrant as specified in its charter)



         DELAWARE                      0-20117                 13-3532643
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(State or other jurisdiction         (Commission             (IRS Employer
     of incorporation)               File Number)         Identification No.)


 6700 WEST LOOP, 4TH FLOOR, BELLAIRE, TEXAS                      77401
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  (Address of principal executive offices)                     (Zip Code)



        Registrant's telephone number, including area code (713) 796-8822



                                 NOT APPLICABLE
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         (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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ITEM 8.01 OTHER EVENTS.

OFFERING

         On September 8, 2004, Encysive Pharmaceuticals Inc. (the "Company") issued a press release announcing that it had entered into an underwriting agreement (the "Underwriting Agreement") with Wachovia Capital Markets, LLC (the "Underwriter") in connection with the offering (the "Offering") of 4,000,000 shares of the Company's common stock, par value $.005 per share (the "Common Stock"). The Underwriting Agreement provides for a price per share to be paid by the Underwriter to the Company of $7.76. After deducting underwriting discounts and commissions and estimated offering expenses, the Company expects to realize net proceeds of approximately $30.8 million. The Company also granted to the underwriter a 30-day option to purchase up to 600,000 shares of Common Stock to cover over-allotments.

         The Offering is being made pursuant to the Company's Registration Statement on Form S-3 (File No. 333-116193) (the "Registration Statement") under the Securities Act of 1933, as amended. The Registration Statement provides that the Company may offer, from time to time, up to $150,000,000 of the Company's debt securities, Common Stock, together with any associated preferred stock purchase rights, preferred stock, par value $.005 per share, depositary shares, warrants, purchase contracts, units and guarantees.

         The description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Form 8-K and incorporated herein by reference.

ERS PRESS RELEASE

         Also on September 8, 2004, the Company issued a press release announcing the presentation of new clinical data on ThelinTM (sitaxsentan) in pulmonary arterial hypertension, at the European Respiratory Society 14th Annual Congress (September 4-8, 2004) in Scotland. The press release is filed as an exhibit to this Form 8-K and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a) Financial statements of businesses acquired.

         None

(b) Pro forma financial information.

         None

(c) Exhibits.

         1.1   Underwriting Agreement dated September 8, 2004, between
               Encysive Pharmaceuticals Inc. and Wachovia Capital Markets, LLC.

         99.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Common Stock.

         99.2  Press Release.

         99.3  Press Release.



                           [SIGNATURE PAGE FOLLOWS]

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               ENCYSIVE PHARMACEUTICALS INC.


Date September 8, 2004
                                                  /s/ Stephen L. Mueller
                                                      Stephen L. Mueller
                                                Vice President, Finance and
                                          Administration Secretary and Treasurer



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                                 EXHIBIT INDEX


EXHIBIT
NUMBER                       DESCRIPTION
-------                      -----------

  1.1          Underwriting Agreement dated September 8, 2004, between
               Encysive Pharmaceuticals Inc. and Wachovia Capital Markets, LLC.

 99.1 Opinion of Porter & Hedges, L.L.P. with respect to the legality of the Common Stock.

 99.2          Press Release.

 99.3          Press Release.